Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

              This FIRST  AMENDMENT TO CREDIT  AGREEMENT  (this  "Amendment") is entered into as of August 23, 1999, by and among SpectraSite Communications, Inc., a Delaware corporation (the "Borrower"), SpectraSite Holdings, Inc., a Delaware corporation ("Holdco"), CIBC World Markets Corp. (f/k/a CIBC Oppenheimer Corp.) and Credit Suisse First Boston, as arrangers (the "Arrangers"), Credit Suisse First Boston, as syndication agent (the "Syndication Agent"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent"), Canadian Imperial Bank of Commerce, as collateral agent (the "Collateral Agent") and the other Credit Parties signatory hereto (the "Credit Parties").

                              W I T N E S S E T H:

              WHEREAS, the Borrower, Holdco, the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties are parties to that certain Credit Agreement dated as of April 20, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

              WHEREAS, Holdco has formed a new wholly-owned Subsidiary, W Acquisition Corp., a Washington corporation ("Acquisition Corp."); and

              WHEREAS, on May 15, 1999, Holdco and Acquisition Corp. entered into an Agreement and Plan of Merger (as in effect on the date hereof, the "Merger Agreement") with Westower Corporation, a Washington corporation ("Westower"), pursuant to which Acquisition Corp. will merge with and into Westower, which will then become a wholly-owned Subsidiary of Holdco (such transaction being hereinafter referred to as the "Westower Acquisition"); and

              WHEREAS, pursuant to the Merger Agreement, each existing shareholder of Westower will receive 1.81 shares of the common stock of Holdco in exchange for each share of the common stock of Westower owned by such shareholder, which exchange shall result in the existing Westower shareholders becoming the owners of approximately twenty percent (20%) of the total equity interest of Holdco; and

              WHEREAS,   simultaneous   with  the   closing   of  the   Westower
Acquisition,   Holdco   will  repay   approximately   $70,000,000   in  existing
Indebtedness of Westower; and

              WHEREAS, immediately following consummation of the Westower Acquisition, Holdco desires to contribute all of its ownership interest in Westower to the Borrower, and thereupon, Westower will become a wholly-owned Subsidiary of the Borrower; and

              WHEREAS, the Borrower desires to enter into an arrangement with NTA, LLC, a Massachusetts limited liability company ("NTA"), pursuant to which the Borrower will, among other things, use proceeds of the Senior Loans and/or cash on hand to purchase an equity interest

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in, and to make certain loans to,  Concourse  Communications  Group,  L.L.C.,  a
Delaware limited liability company ("Newco"), which will be a joint venture between NTA and the Borrower (the "NTA Investment"); and

              WHEREAS, the Borrower and Holdco have requested, and the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties have agreed, to amend the Credit Agreement as set forth herein in order to permit consummation of the Westower Acquisition and the NTA Investment and the transactions contemplated in connection therewith;

              NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

              1.      Amendments to Article 1.

                      (a)      Article 1 of the Credit Agreement, Definitions,

               is hereby modified and amended by adding the following new definitions to be placed in appropriate alphabetical order:

                      "'Foreign   Westower    Subsidiaries'   shall   mean   the
              Subsidiaries of Westower existing as of the Westower Acquisition Date that are not organized under the laws of the United States or any state thereof or the District of Columbia.

                      "'NTA' shall mean NTA, LLC, a Massachusetts limited
              liability company.

                      "'NTA   Investment'  shall  mean  the  Investment  by  the
              Borrower in the NTA Joint Venture (including the purchase of one-third (1/3) of the issued and outstanding equity interests of the NTA Joint Venture and the making of certain loans to the NTA Joint Venture) in an aggregate amount not to exceed $20,000,000.

                      "'NTA  Investment  Documents' shall mean the duly executed documents executed in connection with the NTA Investment, including, without limitation, copies of other consents required to be obtained in connection with the NTA Investment and copies of any documentation evidencing the credit facility extended to the NTA Joint Venture by the Borrower.

                      "'NTA Joint Venture'  shall mean Concourse  Communications
              Group, L.L.C., a Delaware limited liability company and a joint venture between NTA and the Borrower.


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                      "'W Acquisition  Corp.' shall mean W Acquisition  Corp., a
              Washington corporation and a wholly-owned Subsidiary of Holdco.

                      "'Westower' shall mean Westower Corporation, a Washington
              corporation.

                      "'Westower  Acquisition'  shall  mean the  Acquisition  of
              Westower by Holdco pursuant to terms and conditions of the Westower Merger Agreement and the subsequent transfer by Holdco to the Borrower of all of the issued and outstanding Capital Stock of Westower.

                      "'Westower  Acquisition Date' shall mean the date on which the Westower Acquisition shall be consummated.

                      "'Westower  Merger  Agreement'  shall  mean  that  certain
              Agreement and Plan of Merger dated as of May 15, 1999, as amended, among Westower, Holdco and W Acquisition Corp., and all schedules and exhibits thereto and documents executed in connection therewith."

                      (b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Change of Control" and by substituting the following in lieu thereof:

                      "'Change of Control' shall mean any of the following:

                               "(i) prior to an  Initial  Public  Offering,  the
              Controlling Shareholders cease to be the 'beneficial owners' (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority in the aggregate of the total voting power of the voting Capital Stock of Holdco, whether as a result of issuance of securities of Holdco, any merger, consolidation, liquidation or dissolution of Holdco, any direct or indirect transfer of securities by Holdco or otherwise (for purposes of
              this   clause  (i)  and  clause  (ii)   below,   the   Controlling
              Shareholders shall be deemed to beneficially own any voting Capital Stock of an entity (the 'specified entity') held by any other entity (the 'parent entity') so long as the Controlling Shareholders beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the voting Capital Stock of the parent entity); or

                               "(ii)  subsequent to an Initial Public  Offering,
              any 'person' (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Controlling Shareholders, is or becomes the beneficial owner (as defined in clause (i) above, except that for purposes of this clause (ii) such person shall be deemed to have 'beneficial ownership' of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than thirty-five percent (35%) of the total voting power of the voting Capital Stock of Holdco; provided, however, that the Controlling Shareholders do not have the right or ability by voting power, contract or otherwise,

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


              to elect or designate for election a majority of the board of directors of Holdco (for the purposes of this clause (ii), such other person shall be deemed to beneficially own any voting Capital Stock of a specified entity held by a parent entity, if such other person is the beneficial owner (as defined in this clause (ii)), directly or indirectly, of more than thirty-five percent (35%) of the voting power of the voting Capital Stock of such parent entity and the Controlling Shareholders 'beneficially own' (as defined in clause (i) above), directly or indirectly, in the aggregate a lesser percentage of the voting power of the voting Capital Stock of such parent entity and do not have the right or ability by voting power, contract or otherwise, to elect or designate for election of a majority of the board of directors of such parent entity); or

                               "(iii)  during any period of two (2)  consecutive
              years (or, in the case this event occurs within the first two (2) years after the Agreement Date, such shorter period as shall have begun on the Agreement Date), individuals who at the beginning of such period constituted the board of directors of Holdco (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of Holdco was approved by a vote of a majority of the directors of Holdco then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Holdco then in office; or

                               "(iv) Holdco's  merger or  consolidation  with or
              into another Person or the merger of another Person with or into Holdco if Holdco's securities that are outstanding immediately prior to such transaction and which represent one hundred percent (100%) of the aggregate voting power of Holdco's Voting Stock are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation; or

                               "(v)      the sale of all or substantially all of
              Holdco's assets to another Person, other than a Controlling Shareholder or a Person that is controlled by the Controlling Shareholders; or

                               "(vi) the  failure of Holdco to own and  control,
              free of any Lien or encumbrance other than Liens in favor of the Collateral Agent and Permitted Liens, one hundred percent (100%) of the issued and outstanding Capital Stock of the Borrower (other than any Permitted High Yield Securities); or

                               "(vii)  the  failure of the  Borrower  to own and
              control, free of any Lien or encumbrance other than Liens in favor of the Collateral Agent and Permitted Liens, one hundred percent (100%) of the issued and outstanding Capital Stock of Tower Sub and each of its other Subsidiaries (other than the non-wholly owned Subsidiaries of Westower identified on Schedule 5.1(c))."

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



              2. Amendments to Section 2.7.

                      (a) Section 2.7 of the Credit Agreement, Mandatory Repayments, is hereby modified and amended by deleting in its entirety existing subsection (a) and by substituting the following in lieu thereof:

                      "(a)  Excess  Cash Flow.  Commencing  with  respect to the fiscal year of the Borrower ended December 31, 2002, and with respect to each fiscal year thereafter during the term of this Agreement, on or prior to the Excess Cash Flow Recapture Date with respect to each such fiscal year, the Borrower shall make a prepayment of the outstanding principal amount of the Senior Loans in an amount equal to seventy-five percent (75%) of Excess Cash Flow for such fiscal year; provided, however, that, in the event that the Borrower shall have maintained a Leverage Ratio less than or equal to 4.00 to 1.00 for two (2) consecutive fiscal quarters, the amount of the prepayment due under this Section 2.7(a) shall at all times thereafter be reduced to fifty percent (50%) of Excess Cash Flow. The amount of any prepayment made by the Borrower pursuant to this Section 2.7(a) shall be applied to prepay the Senior Loans as set forth in Section 2.7(e) below."

                      (b) Section 2.7 of the Credit Agreement, Mandatory Repayments, is hereby further modified and amended by deleting in its entirety existing subsection (c) and by substituting the following in lieu thereof:

                      "(c)  Debt or Equity  Issuance.  If,  after the  Agreement
              Date, (i) Holdco shall conduct any public or private issuance of any Funded Debt or any Convertible Securities (other than the issuance of the Holdco 2009 Notes in an amount not to exceed $340,003,656) (each a "Debt Offering"), or (ii) the Borrower or Holdco shall issue any Capital Stock or other equity interests (other than any Convertible Securities) in the Borrower or Holdco (other than from the issuance of (A) any Permitted High-Yield Securities which are equity securities to the extent that such Net Proceeds shall be used to repay the Tranche C Loans as permitted by Section 2.5(b)(i) hereof, (B) such Capital Stock or other equity interests to any Shareholder or Affiliate thereof, (C) any Capital Stock of Holdco issued to existing shareholders of Westower in connection with the Westower Acquisition, or (D) the issuance by Holdco of its common stock in connection with a public offering of its primary shares completed within one (1) year after the Agreement Date) (each an "Equity Offering"), the Borrower shall prepay the Senior Loans as follows:

                               "(i) In the event  that the  Leverage  Ratio on a
                      pro forma basis after giving effect to any Debt Offering shall be greater than 4.00 to 1.00, an amount up to one hundred percent (100%) of the Net Proceeds received by Holdco with respect to such Debt Offering shall be applied, on the date of receipt of the Net Proceeds of such Debt Offering by Holdco, by the Borrower to prepay the Senior Loans as set forth in Section 2.7(e) hereof, to the extent

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



                      necessary to cause the Leverage Ratio to be less than or equal to 4.00 to 1.00 after giving effect to such Debt Offering.

                               "(ii) In the event that the  Leverage  Ratio on a
                      pro forma basis after giving effect to any Equity Offering shall be greater than 4.00 to 1.00, an amount up to fifty percent (50%) of the excess, if any, of (A) the aggregate amount of Net Proceeds received by the Borrower or Holdco, as applicable, in respect of Equity Offerings conducted during the term of this Agreement, over (B) $250,000,000, shall be applied, on the date of receipt thereof, to prepay the Senior Loans, as set forth in Section 2.7(e), to the extent necessary to cause the Leverage Ratio to be less than or equal to 4.00 to 1.00 after giving effect to such Equity Offering."

              3. Amendments to Article 5.

                      (a) Section 5.1(c) of the Credit Agreement, Capital Stock, Corporate Organization and Related Matters, is hereby deleted and the following substituted in lieu thereof:

                      "(c) Capital  Stock,  Corporate  Organization  and Related
              Matters. As of the Agreement Date, after giving effect to the Nextel Acquisition, the capitalization of Holdco will be as set forth on Schedule 5.1(c) hereof. Holdco owns all of the issued and outstanding Capital Stock of the Borrower, and except as set forth on Schedule 5.1(c), the Borrower owns all of the issued and outstanding Capital Stock of each of its Subsidiaries and has the unrestricted right to vote such Capital Stock owned by it. As of the Westower Acquisition Date, the Borrower will not have any Subsidiaries other than the Subsidiaries listed on Schedule 5.1(x) attached hereto. All of the issued and outstanding shares of Capital Stock of the Borrower and its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are free and clear of all Liens (except for Permitted Liens). None of such Capital Stock has been issued in violation of the Securities Act, or the securities, "Blue Sky" or other Applicable Laws of any applicable jurisdiction. As of the Westower Acquisition Date, except as set forth on Schedule 5.1(c), none of Holdco, the Borrower or any of the Borrower's Subsidiaries has outstanding any stock or securities convertible into or exchangeable for any shares of its Capital Stock, nor are there any preemptive or similar rights to subscribe for or to purchase, or any other rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to, any of such Capital Stock or any stock or securities convertible into or exchangeable for any of such Capital Stock. As of the Westower Acquisition Date, except as set forth on Schedule 5.1(c), none of Holdco, the Borrower or any of the Borrower's Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or to register any shares of its Capital Stock, and there are no agreements restricting the transfer of any shares of Capital Stock of any of Holdco, the Borrower or any of the Borrower's Subsidiaries or restricting the ability

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



              of any Subsidiary of the Borrower from making distributions, dividends or other Restricted Payments to the Borrower. Except as set forth on Schedule 5.1(c), within the five (5) year period immediately preceding the Agreement Date, neither the Borrower nor any of its Subsidiaries (other than Westower and its Subsidiaries existing as of the Westower Acquisition Date) has changed its name nor has the Borrower or any of its Subsidiaries (other than
              Westower and its Subsidiaries existing as of the Westower Acquisition Date) transacted business under any other name or trade name."

                      (b) Section 5.1(h) of the Credit Agreement, Title to Assets, is hereby deleted and the following substituted in lieu thereof:

                      "(h)  Title  to  Assets.  Holdco,  the  Borrower  and  the
              Borrower's Subsidiaries each has good and legal title to, or a valid leasehold interest in, all of its respective Assets, and none of such Assets is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names Holdco, the Borrower or any of the Borrower's Subsidiaries as debtor, or which covers or purports to cover any of the Assets of the Borrower or any of the Borrower's Subsidiaries, is currently effective and on file in any state or other jurisdiction, and none of Holdco, the Borrower or any of the Borrower's Subsidiaries has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing. As of the Westower Acquisition Date, except as set forth on Schedule 5.1(h), none of Holdco, the Borrower or any of the Borrower's Subsidiaries is a party to any contract, instrument or agreement (including, without limitation, any of the Necessary Authorizations) restricting the ability of Holdco, the Borrower or such Subsidiary, as applicable, to enter into an agreement by which Holdco, the Borrower or such Subsidiary, as applicable, agrees that it shall not create, assume, incur or permit to exist or be created, directly or indirectly, any Lien on its Assets. Tower Sub does not own any material Assets other than Tower Assets comprising the Nextel Collateral and Tower Space Lease Agreements with Co-Locators on Towers comprising the Nextel Collateral, and Holdco does not own any material Assets other than the Capital Stock of the Borrower and, prior to consummation of the Westower Acquisition, the Capital Stock of W Acquisition Corp. and Westower."

                      (c) Section 5.1(i) of the Credit Agreement, Litigation, is hereby deleted and the following substituted in lieu thereof:

                      (i) Litigation. As of the Westower Acquisition Date, except as set forth on Schedule 5.1(i) attached hereto, there is no material action, suit, application, complaint, petition, revocation, proceeding or investigation, at law or in equity, or any material order, decree or judgment, in effect or pending against, or, to the best of the Borrower's knowledge, threatened against Holdco, the Borrower or any of the Borrower's Subsidiaries or any of their respective properties and Assets (including,

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

              without  limitation,  any  Necessary  Authorization  or any  Tower
              Assets) in any court or before any arbitrator of any kind or before or by any governmental body (including, without limitation, the FCC and/or the FAA). No action, suit, proceeding or investigation, at law or in equity, or any material order, decree or judgment, in effect or pending against, or, to the best of the Borrower's knowledge, threatened against Holdco, the Borrower or any of the  Borrower's  Subsidiaries  or any of  their  respective properties and Assets (including, without limitation, any Necessary Authorization or any Tower Assets) in any court or before any arbitrator of any kind or before or by any governmental body (including, without limitation, the FCC and/or the FAA) (i) calls into question the validity of this Agreement or any of the other Loan Documents, (ii) if determined adversely to Holdco, the Borrower or any of the Borrower's Subsidiaries, could reasonably be expected to have a Materially Adverse Effect, or (iii) could restrict in any material manner the ownership, operation or license status of any Material Towers."

                      (d) Section 5.1(m) of the Credit Agreement, ERISA, is hereby deleted and the following substituted in lieu thereof:

                      "(m) ERISA.  Each Plan  maintained,  or contributed to, by the Borrower or any of its Subsidiaries, or any of their ERISA Affiliates, as of the Westower Acquisition Date is listed on
              Schedule 5.1(m) attached hereto. Each of such Plans is in compliance in all material respects with their terms, ERISA and the Code. None of such Plans has a material 'accumulated funding deficiency' within the meaning of ERISA or the Code. Neither the Borrower nor any of its Subsidiaries nor any of their respective ERISA Affiliates has incurred any material liability to the PBGC (other than the payment of premiums imposed by Title IV of ERISA) in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan if such Plan were terminated on the date hereof. No Reportable Event has occurred with respect to any such Plan. No party in interest, fiduciary, trustee or administrator of any such Plan or trust created thereunder has engaged in a 'prohibited transaction' (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject the Borrower, its Subsidiaries or any of their respective ERISA Affiliates to a material tax on 'prohibited transactions' imposed by Section 4975 of the Internal Revenue Code. No party in interest, fiduciary, trustee or administrator of any such Plan or trust created thereunder has committed a material breach of its fiduciary duty or knowingly participated in any violation of ERISA which would subject the Borrower, its Subsidiaries, or any of their respective ERISA Affiliates to a material penalty under
              Section 502 of ERISA. As of the Agreement Date, none of the Borrower, its Subsidiaries or any of their respective ERISA Affiliates is a participant in or obliged to make any payment to a Multiemployer Plan. As of the Agreement Date, except as required by Sections 601 through 609 of ERISA, neither the Borrower nor any of its Subsidiaries has made any oral or written commitments to provide post-employment health or life insurance coverage with respect to any former or current employee. The Borrower and its Subsidiaries and ERISA Affiliates have properly classified

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

              individuals providing services to the Borrower or any of its Subsidiaries or ERISA Affiliates as employees or non-employees, except to the extent that a misclassification would not result in a Materially Adverse Effect."

                      (e) Section 5.1(s) of the Credit Agreement, Agreements with Affiliates and Management Agreements, is hereby deleted and the following substituted in lieu thereof:

                      "(s) Agreements with Affiliates and Management Agreements.
              As of the  Westower  Acquisition  Date,  except  as set  forth  on
              Schedule 5.1(s) attached hereto, none of Holdco, the Borrower nor any of the Borrower's Subsidiaries has (i) any material written agreements or binding arrangements of any kind with any Affiliate or (ii) any material management or consulting agreements of any kind, not entered into in the ordinary course of business."

                      (f) Section 5.1(u) of the Credit Agreement, Payment of Wages; Labor Matters, is hereby deleted and the following substituted in lieu thereof:

                      "(u)  Payment of Wages;  Labor  Matters.  The Borrower and
              each of its Subsidiaries are in compliance with the Fair Labor Standards Act, as amended, in all material respects, and the Borrower and each of its Subsidiaries have complied in all material respects with all minimum and overtime wage requirements applicable to their respective employees. As of the Westower Acquisition Date, except as disclosed on Schedule 5.1(u): (i) no labor contract to which the Borrower or any of its Subsidiaries is a party or is otherwise subject is scheduled to expire during the term of this Agreement; (ii) neither the Borrower nor any of its Subsidiaries has, within the two (2) year period immediately preceding the Agreement Date, taken any action which would have constituted or resulted in a 'plant closing' or 'mass layoff' within the meaning of the Federal Worker Adjustment and Retraining Notification Act of 1988 or any similar applicable federal, state or local law, and the Borrower does not have any reasonable expectation that it will incur any material liability under such Act at any time during the term of this Agreement; (iii) all of the operations of the Borrower and its Subsidiaries are conducted in all material respects in compliance with all applicable rules and regulations promulgated by the Occupational Safety and Health Administration of the United States Department of Labor; and (iv) as of the Westower Acquisition Date, (A) neither the Borrower nor any of its Subsidiaries is a party to any material labor dispute (other than any immaterial disputes with the Borrower's or such Subsidiary's employees as individuals and not affecting the Borrower's or such Subsidiary's relations with any labor group or its workforce as a whole) and (B) there are no pending or, to the Borrower's knowledge, threatened strikes or walkouts relating to any labor contracts to which the Borrower or any of its
              Subsidiaries is a party or is otherwise subject. As of the Westower Acquisition Date, none of the employees of the Borrower or any of its Subsidiaries is a party to any collective bargaining agreement with the Borrower or any of its Subsidiaries."

                      (g) Section 5.1(x) of the Credit Agreement, Investments, is hereby deleted and the following substituted in lieu thereof:

                      "(x)  Investments.  As of the Westower  Acquisition  Date,
              none of Holdco, the Borrower or any of the Borrower's Subsidiaries owns any Capital Stock, partnership interests or other securities of, or equity interests in, or has outstanding loans or advances to, or guaranties of the obligations of, any Person except as reflected in the Financial Statements, or disclosed on Schedule 5.1(c) or Schedule 5.1(x) attached hereto."

                      (h) Section 5.1(y) of the Credit Agreement, Material Contracts, is hereby deleted and the following substituted in lieu thereof:

                      "(y)  Material  Contracts.   Schedule  5.1(y)  contains  a
              complete list, as of the Agreement Date, of each contract, agreement or commitment (the "Material Contracts") to which the Borrower or any of its Subsidiaries is a party which is material to the business, financial condition, operations, prospects or Assets of the Borrower and its Subsidiaries taken as a whole, other than any Necessary Authorizations set forth on Schedule 5.1(f) attached hereto, and, upon the request of the Arrangers, the Borrower will provide the Arrangers with a copy of any such contract or agreement. Schedule 5.1(y) further identifies, as of the Westower Acquisition Date, each Material Contract which requires consent to the granting of a Lien in favor of the Collateral Agent on the rights of the Borrower or any of its Subsidiaries thereunder."

              4. Amendment to Section 6.2. Section 6.2 of the Credit Agreement, Business; Compliance with Applicable Law, is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Section 6.2 Business; Compliance with Applicable Law. The
              Borrower will, and will cause each of its Subsidiaries to, engage solely in the business of the Tower Operations, the Other Operations and in related business activities. Holdco will engage solely in the business of holding the Capital Stock of (a) the Borrower, and (b) prior to consummation of the Westower Acquisition, W Acquisition Corp. and Westower. Each of Holdco and the Borrower will, and will cause each of the Borrower's Subsidiaries to, comply in all material respects with the requirements of all Applicable Laws (including, without limitation, all tower marking and lighting requirements of the FAA and the FCC)."

              5. Amendment to Section 6.9. Section 6.9 of the Credit Agreement, Use of Proceeds, is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Section 6.9      Use of Proceeds.   The Borrower will use
              the aggregate proceeds of all Advances (a) to finance the Nextel Acquisition, (b) to finance the Westower Acquisition (including, without limitation, the distribution of funds to

              Holdco to permit Holdco to repay any existing Indebtedness of Westower), (c) to finance the NTA Investment, (d) to provide funding for the construction/development, build-out and Acquisition of Towers as permitted hereunder, (e) for general corporate purposes (including, without limitation, fees and expenses relating to the Nextel Acquisition, the Westower Acquisition, the NTA Investment, and the transactions contemplated by this Agreement and the other Loan Documents), and (f) for working capital and other general corporate purposes. A portion of each Advance of the Tranche C Loans in an aggregate amount sufficient to make interest payments on such Advance during the Tranche C Pre-Fund Period shall be funded on the date of such Advance of the Tranche C Loans to the Tranche C Pre-Funded Interest Account and made solely available for payment of interest charges on the Tranche C Loans, and principal and interest repayment upon the Final Maturity Date or in the event of acceleration of the Tranche C Obligations pursuant to Section 10.3(b) hereof. No proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System."

              6. Amendment to Section 6.16. Section 6.16 of the Credit Agreement, Covenants Regarding Formation of Subsidiaries and the Making of Investments and Acquisitions, is hereby deleted and the following substituted in lieu thereof:

                      "Section   6.16   Covenants    Regarding    Formation   of
              Subsidiaries and the Making of Investments and Acquisitions. At the time of any Acquisition by the Borrower or any of its Subsidiaries, or the formation of any new Subsidiary of the Borrower or of any of its Subsidiaries, the Borrower will, and will cause its Subsidiaries, as applicable, to in the case of the formation or Acquisition of a new Subsidiary, (a) provide to the Collateral Agent a duly executed supplement to the Subsidiary Security Agreement for such new Subsidiary (other than any Foreign Westower Subsidiary), together with appropriate UCC-1 financing statements, as well as a duly executed supplement to the Subsidiary Guaranty for such new Subsidiary (other than any Foreign Westower Subsidiary), which shall constitute both Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Subsidiary, substantially in the form of Exhibit Z attached hereto, together with appropriate attachments thereto; (b) pledge to the Collateral Agent all of the Capital Stock (or other instruments or securities evidencing ownership) of such Subsidiary or Person (other than the Foreign Westower Subsidiaries, in which case the pledge shall be of sixty-five percent (65%) (or in the case of Westower Highlight Do Brazil, sixty percent (60%)) of the Capital Stock of each such Subsidiary) which is acquired or formed, beneficially owned by the Borrower or any of the Borrower's Subsidiaries, as the case may be, as additional Collateral for the Senior Obligations to be held by the Collateral Agent in accordance with the terms of the Borrower Pledge Agreement or the Subsidiary Pledge Agreement, and execute and deliver to the Collateral Agent all such documentation for such pledge (including, without limitation, a supplement to the Subsidiary Pledge

              Agreement, original stock certificates and duly executed stock powers) as, in the reasonable opinion of the Collateral Agent, is appropriate; and (c) provide all other documentation, including, without limitation, a Trademark Security Agreement or any other security agreement covering any additional intellectual property obtained by the Borrower or such Subsidiary (other than any Foreign Westower Subsidiary), and one or more opinions of counsel satisfactory to the Collateral Agent which in the reasonable opinion of the Collateral Agent is appropriate with respect to such Acquisition or the formation of such new Subsidiary. Investments made by the Borrower or any of its Subsidiaries after the Agreement Date shall also be treated as additional Collateral and shall be subject to the provisions of appropriate Security Documents. Any document, agreement or instrument executed or issued pursuant to this Section 6.16 shall be a 'Loan Document' for purposes of this Agreement. Notwithstanding anything to the contrary contained herein, upon the reasonable request of the Borrower, Collateral Agent may, in its sole discretion without consultation with the Majority Lenders, release any or all the Collateral pledged to it in connection with the NTA Investment to the extent that such Collateral does not represent a substantial portion of the Collateral for the Senior Loans taken as a whole."

              7. Amendment to Section 7.4. Section 7.4 of the Credit Agreement, Performance Certificates, is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Section  7.4  Performance  Certificates.  At the time the financial statements are furnished pursuant to Section 7.2 hereof, a Performance Certificate:

                      "(a) setting  forth as at the end of such fiscal  quarter, the arithmetical calculations required to establish (i) the Applicable Margin, and (ii) whether the Borrower was in compliance with the requirements of the Financial Covenants;

                      "(b)  setting  forth  on  a  consolidated  basis  for  the
              Borrower and its Subsidiaries, for each such fiscal quarter, a summary in the form of Schedule 3 to the Performance Certificate of (i) the number and type of Towers built, acquired or sold by the Borrower or any of its Subsidiaries during such period, (ii) the location by state and county of any new Tower Sites not previously reported under this Section 7.4(b), (iii) the dates of final termination or expiration of all Tower Site Lease Agreements and Tower Space Lease Agreements occurring during the quarter then ended and for the immediately following quarter, (iv) a list of all anchor tenants which are located on at least five (5) Towers and the total number of Towers on which each such anchor tenant is located, (v) a list of all Co-Locators which are located on at least five (5) Towers, including the total number of Towers on which each such Co-Locator is located and the percentage of all Towers on which such Co-Locator is located, (vi) capacity for additional tenants per Tower with respect to the Tower Sites of the Borrower and its Subsidiaries as of the end of such fiscal quarter, (vii) the Co-Location Percentage as at the end of such quarter, and (viii) with respect to any Tower Sites leased by the Borrower or any of its Subsidiaries which were acquired or built during such quarter, whether the consent of the landlord of such Tower Sites is required for an assignment of the Tower Site Lease Agreement with respect thereto;

                      "(c) with  respect  to the  fourth  (4th)  quarter  of any fiscal year only, an updated list of all of the Tower Site Lease Agreements and Tower Space Lease Agreements of the Borrower and its Subsidiaries as of the end of such fiscal quarter; and

                      "(d) stating that, to the best of his or her knowledge, no
              Default or Event of Default has occurred as at the end of such period, or, if a Default or an Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default or Event of Default."

              8. Amendment to Section 7.6. Section 7.6 of the Credit Agreement, Notice of Litigation and Other Matters, is hereby modified and amended by deleting the existing subsection (e) and by substituting the following in lieu thereof:

                      "(e) (i) the maintenance  of, or  contribution  to, by the
              Borrower or any of its Subsidiaries, or any of their ERISA Affiliates, in any Plan not listed on Schedule 5.1(m) attached hereto, or (ii) the occurrence of any Reportable Event or a material non-exempt 'prohibited transaction' (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of the Borrower or any of its Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan, other than litigation involving a routine claim for benefits;"

              9. Amendments to Section 8.1.

                      (a) Section 8.1 of the Credit Agreement, Indebtedness, is hereby modified and amended by deleting existing subsection (c) and by substituting the following in lieu thereof:

                      "(c) Capitalized  Lease Obligations of the Borrower not to
              exceed the aggregate principal amount of $5,000,000 at any one time outstanding over the remainder of the term of such obligations;"

                      (b) Section 8.1 of the Credit Agreement, Indebtedness, is hereby further modified and amended by deleting existing subsection (j) and by substituting the following in lieu thereof:

                      "(j)     Indebtedness of the Borrower in respect of
              conditional sale, rental or purchase money obligations in an aggregate amount not to exceed $5,000,000 at any one time outstanding;"

              10. Amendment to Section 8.4. Section 8.4 of the Credit Agreement, Amendment and Waiver, is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Section 8.4 Amendment and Waiver.  Neither Holdco nor the
              Borrower shall, and the Borrower shall cause each of its Subsidiaries not to, without the prior written consent of the Arrangers, enter into any amendment of, or agree to or accept any waiver of, which would materially adversely affect the rights of the Borrower and the Credit Parties, under any of them, of any of the provisions of, (a) its organizational documents, including, without limitation, its certificate or articles of incorporation (other than any increase in the number of authorized shares) and by-laws, (b) the Nextel Acquisition Documents, (c) the Indentures,
              (d) the Holdco Equity Documents, (e) the Westower Acquisition Agreement, and (f) the NTA Investment Documents."

              11. Amendments to Section 8.5.

                      (a) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby modified and amended by deleting existing subsection (vii) and substituting the following in lieu thereof:

                      "(vii) subject to compliance with Section 6.10 and Section
              6.16 hereof,  the Borrower and its Subsidiaries  (other than Tower
              Sub) may make Acquisitions, and Investments (including the acquisition of Capital Stock or other equity interests in Persons engaged in businesses similar to the Tower Operations) and form Subsidiaries with respect thereto, subject to the following conditions:

                               "(A)     no Default or Event of Default shall
                      then exist before or after giving effect to such Acquisition or Investment;

                               "(B)  the  aggregate  Purchase  Price  for  Tower
                      Assets acquired pursuant to this clause (vii) (other than the Future Nextel Towers), (I) during any twelve (12) month period, shall not exceed $50,000,000, and (II) during the period from the Agreement Date through the Tranche B Maturity Date, shall not exceed $100,000,000;

                               "(C) with respect to  Acquisitions  structured as
                      Tower Asset exchanges or swaps, the following restrictions shall apply: (x) the cash outlay by the Borrower for such Acquisition must be within the dollar limitations set forth in the preceding clause (B); (y) the Annualized EBITDA attributable to the Tower Assets being acquired must be substantially similar to or greater than the Annualized EBITDA of the Tower Assets being exchanged or swapped; and (z) if the exchange involves more than twenty-five (25) Towers, the Towers acquired in such transaction must have as an anchor tenant a Nextel Tenant or another tenant reasonably acceptable to the Majority Lenders.

                               "(D) the Borrower  shall provide to the Arrangers
                      and the Lenders calculations demonstrating pro forma compliance with the Financial Covenants after giving effect to such Acquisition; and

                               "(E) with  respect to any  Acquisition  having an
                      aggregate Purchase Price (with respect to a single transaction or a series of related transactions) in excess of $20,000,000, the Borrower shall provide to the Arrangers and the Lenders revised Projections assuming consummation of the Acquisition and demonstrating pro forma compliance with the Financial Covenants through the Tranche B Maturity Date;"

                      (b) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by adding the following new subsections (x) and (xi) at the end thereof:

                      "(x)     Holdco and the Borrower may consummate the
              Westower Acquisition; and

                      "(xi)  so long as no  Default  or Event  of  Default  then exists or would be caused thereby, the Borrower may consummate the NTA Investment; provided, however, that with respect to the exercise by the Borrower of its options to acquire additional equity interests in the NTA Joint Venture, the Borrower may not acquire such additional equity interests without the prior written consent of the Majority Lenders."

              12. Amendment to Section 8.6. Section 8.6 of the Credit Agreement, Limitation on Guaranties, is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Section 8.6 Limitation on Guaranties.  Neither Holdco nor
              the Borrower shall, and the Borrower shall cause each of its Subsidiaries not to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) under any of the Loan Documents or as permitted under Section 8.1 hereof, (b) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, (c) contingent obligations incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations, and (d) a guaranty by Holdco, the Borrower or any of its Subsidiaries (other than Tower Sub) of the performance obligations of the Borrower or any of its Subsidiaries."

              13. Amendment to Section 8.7. Section 8.7 of the Credit Agreement, Restricted Payments and Purchases, is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Section 8.7 Restricted  Payments and  Purchases.  Neither
              Holdco nor the Borrower shall, and the Borrower shall cause each of its Subsidiaries not to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, except that, so long as no Default or Event of Default then exists or would result therefrom, the Borrower may make Restricted Payments to Holdco to enable Holdco to make, and Holdco may make, (a) (i) interest payments on the Holdco 2008 Notes and on the Holdco 2009 Notes, or
              (ii) interest or dividend payments, as applicable, on Permitted High-Yield Securities issued on or before the Agreement Date, in each case in the case of clauses (i) and (ii), following expiration of the Five Year PIK Period or from a Pre-Funded Interest Account, (b) dividend or interest payments, as applicable, on Permitted High-Yield Securities issued after the Agreement Date, following expiration of the Five Year PIK Period, or from a Pre-Funded Interest Account, at any time after the Leverage Ratio shall have been less than 4.0 to 1.0 for two (2) consecutive fiscal quarters, (c) payments when due of corporate franchise fees and taxes owed by Holdco that are required to be paid in cash, (d) payments, when due, of legal and accounting fees and expenses actually incurred by Holdco that are required to be paid in cash, and payments for costs incurred to comply with Holdco's reporting obligations under federal or state laws, including, without limitation, reports filed with respect to the Securities Act, the Exchange Act or the respective rules and regulations promulgated thereunder, (e) payments of 'Additional Interest' (as that term is defined in the Registration Rights Agreements entered into in connection with the Holdco 2008 Notes and the Holdco 2009 Notes), and (f) on the Westower Acquisition Date, repayment of any existing Indebtedness of Westower in an aggregate amount not to exceed $70,000,000."

              14. Amendment to Section 8.9. Section 8.9 of the Credit Agreement, Corporate Name; Corporate Structure; Business, is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Section  8.9   Corporate   Name;   Corporate   Structure;
              Business. Neither Holdco nor the Borrower shall, and the Borrower shall cause each of its Subsidiaries not to, (1) change its corporate name or corporate structure without giving the Collateral Agent thirty (30) days' prior written notice of its intention to do so and complying with all reasonable requirements of the Collateral Agent in regard thereto, or (b) with respect to the Borrower and its Subsidiaries, engage in any businesses other than the Tower Operations and the Other Operations and activities related or incident thereto, and with respect to Holdco, engage in any business other than that of holding the Capital Stock of the Borrower, or prior to consummation of the Westower Acquisition, the Capital Stock of W Acquisition Corp. or Westower, or in each case, make any material change in any of their respective business objectives, purposes and operations."

              15. Amendment to Section 13.18. Section 13.18 of the Credit Agreement, Confidentiality, is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Section   13.18    Confidentiality.    All    agreements,
              instruments, documents and other information received pursuant to this Agreement or any other Loan Document by the Credit Parties shall be held in confidence by the Credit Parties, except for disclosures made (a) in connection with assignments of or participations in the Loans made pursuant to Section 13.5 hereof (provided that such assignees or participants shall agree in writing to keep such information confidential as provided herein),
              (b) as otherwise required to be disclosed by banking regulations, process of law or other Applicable Law, or to government regulators, (c) of information received by a Credit Party without restriction as to its disclosure or use from a Person who, to such Credit Party's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality, (d) in connection with litigation arising from this Agreement or any other Loan Document to which a Credit Party is a party, (v) of information which is or has become public (other than through unauthorized disclosure by any Credit Party), (vi) to the attorneys, accountants, and other expert consultants (including rating agencies) for any Credit Party (who shall be requested to similarly hold such information in confidence), (vii) to any direct or indirect contractual counterparty of a Lender in connection with a swap agreement or such contractual counterparty's professional advisor so long as such contractual counterparty or professional advisor, as the case may be, agrees in writing to be bound by the provisions of this Section 13.18,
              (viii) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (ix) as otherwise permitted hereunder."

              16. Amendments to Schedules to the Credit Agreement. The following schedules to the Credit Agreement shall be deemed amended as of the Westower Acquisition Date:

                      (a) Schedule 5.1(c) to the Credit Agreement, Capitalization, is hereby modified and amended by deleting the existing schedule in its entirety and by substituting Schedule 5.1(c) attached hereto in lieu thereof.

                      (b) Schedule 5.1(i) to the Credit Agreement, Litigation, is hereby modified and amended by deleting the existing schedule in its entirety and by substituting Schedule 5.1(i) attached hereto in lieu thereof.

                      (c) Schedule 5.1(m) to the Credit Agreement, ERISA, is hereby modified and amended by deleting the existing schedule in its entirety and by substituting Schedule 5.1(m) attached hereto in lieu thereof.

                      (d) Schedule 5.1(s) to the Credit Agreement, Agreements with Affiliates, is hereby modified and amended by deleting the existing schedule in its entirety and by substituting Schedule 5.1(s) attached hereto in lieu thereof.

                      (e) Schedule 5.1(x) to the Credit Agreement, Investments, is hereby modified and amended by deleting the existing schedule in its entirety and by substituting Schedule 5.1(x) attached hereto in lieu thereof.

              17. No Other Amendments, Waivers or Consents. Except for the amendments set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents, including, without limitation, all terms applicable to Subsidiaries of the Borrower, in the future.

              18. Acceptance of Westower Anchor Tenants. The Arrangers hereby acknowledge and agree that each anchor tenant designated with respect to a New Tower acquired in connection with the Westower Acquisition as set forth on Exhibit A attached hereto shall be deemed to be an acceptable anchor tenant with respect to such New Tower for purposes of determining the Borrowing Base Amount.

              19. Conditions Subsequent. As a condition subsequent to the amendments and consents set forth in this Amendment, the Borrower shall perform or cause to be performed the following (the failure by the Borrower to so perform or cause to be performed for any reason (other than (x) with respect to the conditions set forth in clause (a) below, the fact that the Westower Acquisition was not ever consummated, or (y) with respect to the conditions set forth in clause (b) below, the fact that the NTA Investment was not ever made) constituting an Event of Default under the Credit Agreement):

                      (a)      Westower Acquisition.

                               (i) Conditions Precedent to Westower Acquisition.
              Promptly after the same shall become available to the Borrower, and in any event at least one (1) Business Day prior to the Westower Acquisition Date, the Borrower shall deliver to the Arrangers (A) the unaudited financial statements of Westower for the quarter ended March 31, 1999, which shall present fairly, in all material respects, in accordance with GAAP, the financial position of Westower as at the end of such quarter and the results of operations for such quarter, and for the elapsed portion of the year ended with the last day of such quarter, subject only to normal year-end adjustments, (B) a copy of the Merger Agreement, together with all exhibits and schedules thereto, and (C) a schedule setting forth, with respect to each Tower owned, operated or managed by Westower, (I) the location and type of such Tower,
              (II) whether the applicable Tower Site is owned or leased by Westower, and if leased, the amount of the monthly ground rent and the expiration date of the ground lease, and (III) the names of each anchor tenant and each co-locator, and the amount of monthly license fees payable, with respect to such Tower.

                               (ii)  Westower  Acquisition  Collateral.  On  the
              Westower Acquisition Date, the Borrower shall execute and deliver, or as applicable, cause Westower to execute and deliver, to the Collateral Agent (i) a Supplement to Subsidiary Security Agreement executed by Westower and each of its Subsidiaries (other than the Foreign Westower Subsidiaries), together with all appropriate UCC-1 financing statements requested by the Collateral Agent, (ii) a Supplement to Subsidiary Guaranty executed by Westower and each of its Subsidiaries (other than the Foreign Westower Subsidiaries), (iii) an amendment to the Borrower Pledge Agreement, in form and substance reasonably satisfactory to the Arrangers and their counsel, executed by the Borrower with respect to the Capital Stock owned by it in Westower, and a Supplement to Subsidiary Pledge Agreement executed by Westower and its Subsidiaries with respect to all of the Capital Stock owned by each of them in their respective Subsidiaries (other than the Foreign Westower Subsidiaries, in which case the pledge shall be with respect to sixty-five percent (65%) (or in the case of Westower Highlight Do Brazil, sixty percent (60%)) of the Capital Stock owned by Westower or its Subsidiaries, as the case may be), together with original stock certificates and corresponding stock powers duly executed in blank, (iv) an amendment and joinder to the Trademark Security Agreement, in form and substance reasonably satisfactory to the Arrangers and their counsel, executed by Westower and each of its Subsidiaries (other than the Foreign
              Westower Subsidiaries) owning any trademark registrations or applications, (v) an opinion of counsel to Holdco and the Borrower, in form and substance reasonably satisfactory to the Arrangers and their counsel, regarding the Westower Acquisition and the Loan Documents delivered to the Collateral Agent in connection therewith, and (vi) a loan certificate from Westower and each of its Subsidiaries, together with all appropriate attachments thereto.

                      (b)      NTA Investment.

                               (i) Definitive  Documentation.  Promptly upon the
              closing of the NTA Investment, the Borrower shall deliver to the Arrangers a full set of copies of the duly executed documents executed in connection with the NTA Investment, including, without limitation, copies of other consents required to be obtained in connection with the NTA Investment and copies of any documentation evidencing the credit facility extended to Newco by the Borrower.

                               (ii) Assignment of Equity Interests. Simultaneously with the closing of the NTA Investment, the Borrower shall pledge to the Collateral Agent all of the equity interests of Newco acquired by the Borrower in connection with the NTA Investment pursuant to a pledge agreement substantially identical to the Borrower Pledge Agreement, and shall immediately deliver all appropriate Uniform Commercial Code financing statements required to perfect such pledge to the Collateral Agent. The equity interests of Newco acquired by the Borrower shall be free and clear of all Liens other than those in favor of the Collateral Agent.

                               (iii) Assignment of Purchase Documentation and Notes Receivable. Simultaneously with the closing of the NTA Investment, the Borrower shall (i) execute and deliver to the Collateral Agent a duly executed assignment all of the Borrower's contract rights arising in respect of the documents evidencing the NTA Investment, together with a consent to such assignment executed by each of the other parties to the NTA Investment, and
              (ii) pursuant to the Security Agreement, deliver to the Collateral Agent all of the original notes receivable issued by Newco in favor of the Borrower in connection with the NTA Investment endorsed in blank.

                               (iv) Copies of Reports and other Information. Promptly upon the Borrower's receipt thereof (and, in any event within three (3) Business Days of the Borrower's receipt thereof), the Borrower shall deliver to the Arrangers copies of all reports and financial information provided to the Borrower by or with respect to Newco.

              20. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon the following:

                      (a) the Administrative Agent's receipt of a counterpart hereof duly executed by the Borrower and Holdco, and by the Majority Lenders;

                      (b) with  respect to the NTA  Investment,  the  Arrangers'
              receipt of an updated business plan and updated Projections for the Borrower demonstrating the Borrower's pro forma compliance with the Financial Covenants after giving effect to the NTA Investment;

                      (c) with respect to the Westower Acquisition, the Arrangers' receipt of an updated business plan and updated Projections for the Borrower demonstrating the Borrower's pro forma compliance with the Financial Covenants after giving effect to the Westower Acquisition; and

                      (d) the  representations  and warranties of Holdco and the
              Borrower set forth in the Credit Agreement and this Amendment, other than those that are expressly made as of a specific date, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date.

              21. Representations and Warranties. Each of the Borrower and Holdco, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties that:

                      (a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower and Holdco, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and Holdco and is enforceable against the Borrower and Holdco in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

                      (b) Before and after giving effect to this  Amendment,  no
              Default or Event of Default with respect to the Borrower or Holdco has occurred and is continuing;

                      (c) As of the date hereof and after  giving  effect to the
              Westower Acquisition, (i) the property of the Borrower, at a fair valuation on a going concern basis, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; and (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature;

                      (d) No event  contemplated in connection with the Westower
              Acquisition or the NTA Investment shall occur, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by Holdco, the Borrower or any of their respective Subsidiaries under any material indenture, agreement or other instrument, including, without limitation, the material Necessary Authorizations and the Indentures, or any judgment, decree or order, to which Holdco, the Borrower or any of their respective Subsidiaries is a party or by which Holdco, the Borrower or any of their respective Subsidiaries or any of their respective properties may be bound or affected; and

                      (e) All of the  representations  and  warranties of Holdco and the Borrower contained in the Credit Agreement (other than representations and warranties that relate solely to a specified date) continue to be true and correct in all material respects as of the date hereof as though made on and as of such date.

              22. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

              23. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

              24. Law of Contract. THIS CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                               SPECTRASITE COMMUNICATIONS, INC.


                                        By:    /s/ David P. Tomick
                                        Name:  David P. Tomick
                                        Title: Executive Vice President, Chief
                                               Financial Officer and Secretary


                                        Attest: /s/ Steven C. Lilly
                                                Name: Steven C. Lilly
                                                Title: Vice President


HOLDCO:                                 SPECTRASITE HOLDINGS, INC.


                                        By:    /s/ David P. Tomick
                                        Name:  David P. Tomick
                                        Title: Executive Vice President, Chief
                                               Financial Officer and Secretary


                                        Attest: /s/ Steven C. Lilly
                                        Name:   Steven C. Lilly
                                        Title:  Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

ADMINISTRATIVE
AGENT:                                  CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:     /s/ Deborah D. Strek
                                        Name:   Deborah D. Strek
                                        Title:  Managing Director, CIBC World
                                                Markets Corp., as Agent




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

ARRANGERS:                              CIBC WORLD MARKETS CORP.
                                        (f/k/a CIBC Oppenheimer Corp.)


                                        By:      /s/ Deborah D. Strek
                                        Name: Deborah D. Strek
                                        Title: Managing Director


                                        CREDIT SUISSE FIRST BOSTON


                                        By:      /s/ Kristin Lepri
                                        Name: Kristin Lepri
                                        Title:   Associate

                                        By:      /s/ Bill O'Daly
                                        Name:   Bill O'Daly
                                        Title:     Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

COLLATERAL AGENT:                       CANADIAN IMPERIAL BANK OF COMMERCE



                                        By:    /s/ Deborah D. Strek
                                        Name:  Deborah D. Strek
                                        Title: Managing Director, CIBC World
                                               Markets Corp., as Agent




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

SYNDICATION AGENT:                      CREDIT SUISSE FIRST BOSTON


                                        By:     /s/ Kristin Lepri
                                        Name:   Kristin Lepri
                                        Title:  Associate

                                        By:     /s/ Bill O'Daly
                                        Name:   Bill O'Daly
                                        Title:  Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

MANAGING AGENTS:                        BANK OF MONTREAL, CHICAGO BRANCH


                                        By:     /s/ Karen Klapper
                                        Name:   Karen Klapper
                                        Title:  Director


                                        THE BANK OF NOVA SCOTIA


                                        By:     /s/ Vincent J. Fitzgerald, Jr.
                                        Name:   Vincent J. Fitzgerald, Jr.
                                        Title:  Authorized Signatory


                                        BANKBOSTON, N.A.


                                        By:     /s/ Lenny Mason
                                        Name:   Lenny Mason
                                        Title:  Director


                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES


                                        By:     /s/ Brian E. Haughney
                                        Name:   Brian E. Haughney
                                        Title:  Assistant Vice President


                                        By:     /s/ Patrick A. Keleher
                                        Name:   Patrick A. Keleher
                                        Title:  Vice President


                                        TORONTO DOMINION (TEXAS), INC.


                                        By:     /s/ Sheila M. Conley
                                        Name:   Sheila M. Conley
                                        Title:  Vice President


FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                         UNION BANK OF CALIFORNIA, N.A.


                                        By:     /s/ Stender E. Sweeney
                                        Name:   Stender E. Sweeney
                                        Title:  Assistant Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

CO-AGENT:                               CREDIT LYONNAIS NEW YORK BRANCH


                                        By:     /s/ Mark A. Campellone
                                        Name:   Mark A. Campellone
                                        Title:  First Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

LENDERS:                                CIBC INC.


                                        By:     /s/ Deborah D. Strek
                                        Name:   Deborah D. Strek
                                        Title:  Managing Director, CIBC World
                                                Markets Corp., as Agent




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                           CREDIT SUISSE FIRST BOSTON


                                        By:     /s/ Kristin Lepri
                                        Name:   Kristin Lepri
                                        Title:  Associate


                                        By:     /s/ Bill O'Daly
                                        Name:   Bill O'Daly
                                        Title:  Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        BANK OF MONTREAL, CHICAGO BRANCH


                                        By:     /s/ Karen Klapper
                                        Name:   Karen Klapper
                                        Title:  Director



FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        THE BANK OF NOVA SCOTIA


                                        By:     /s/ Vincent J. Fitzgerald, Jr.
                                        Name:   Vincent J. Fitzgerald, Jr.
                                        Title:  Authorized Signatory




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        BANKBOSTON, N.A.


                                        By:     /s/ Lenny Mason
                                        Name:   Lenny Mason
                                        Title:  Director




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES


                                        By:     /s/ Brian E. Haughney
                                        Name:   Brian E. Haughney
                                        Title:  Assistant Vice President


                                        By:     /s/ Patrick A. Keleher
                                        Name:   Patrick A. Keleher
                                        Title:  Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                         TORONTO DOMINION (TEXAS), INC.


                                        By:     /s/ Sheila M. Conley
                                        Name:   Sheila M. Conley
                                        Title:  Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                         UNION BANK OF CALIFORNIA, N.A.


                                        By:     /s/ Stender E. Sweeney
                                        Name:   Stender E. Sweeney
                                        Title:  Assistant Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                         CREDIT LYONNAIS NEW YORK BRANCH


                                        By:     /s/ Mark A. Campellone
                                        Name:   Mark A. Campellone
                                        Title:  First Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        THE BANK OF NEW YORK


                                        By:     /s/ Brendan T. Nedzi
                                        Name:   Brenda T. Nedzi
                                        Title:  Senior Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                                        By:     /s/ Louis Lavoie
                                        Name:   Louis Lavoie
                                        Title:  Manager


                                        By:     /s/ Lucie Rousseau
                                        Name:   Lucie Rousseau
                                        Title:  Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:     /s/ Deborah D. Strek
                                        Name:   Deborah D. Strek
                                        Title:  Managing Director, CIBC World
                                                Markets Corp., as Agent




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                        By:
                                        Name:
                                        Title:




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        KZH CYPRESSTREE-1 LLC


                                        By:     /s/ Peter Chin
                                        Name:   Peter Chin
                                        Title:  Authorized Agent




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        HELLER FINANCIAL, INC.


                                        By:     /s/ Scott Ziemke
                                        Name:   Scott Ziemke
                                        Title:  Assistant Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC.


                                        By:     /s/ Joseph Matteo
                                        Name:   Joseph Matteo
                                        Title:  Authorized Signatory




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        PPM AMERICA, INC., as attorney in fact,
                                        on behalf of
                                        Jackson National Life Insurance Company


                                        By:     /s/ John Walding
                                        Name:   John Walding
                                        Title:  Managing Director




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        J.H. WHITNEY MARKET VALUE FUND, L.P.

                                        By:     J.H. Whitney Value GP, Ltd.,
                                                its General Partner


                                        By:     /s/ Daniel J. O'Brien
                                        Name:   Daniel J. O'Brien
                                        Title:  Managing Member




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        J.H. WHITNEY MEZZANINE FUND, L.P.

                                        By:     /s/ Daniel J. O'Brien


                                        By:     /s/ Daniel J. O'Brien
                                        Name:   Daniel J. O'Brien
                                        Title:  Managing Member




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        BANK OF AMERICA, N.A.


                                        By:     /s/ Edward A. Hamilton
                                        Name:   Edward A. Hamilton
                                        Title:  Managing Director




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                          DEBT STRATEGIES FUND II, INC.


                                        By:     /s/ Joseph Matteo
                                        Name:   Joseph Matteo
                                        Title:  Authorized Signatory




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                                        DEBT STRATEGIES FUND III, INC.


                                        By:     /s/ Joseph Matteo
                                        Name:   Joseph Matteo
                                        Title:  Authorized Signatory




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)

                         VAN KAMPEN SENIOR INCOME TRUST


                                        By:     /s/ D. D. Pierce
                                        Name:   D. D. Pierce
                                        Title:  Vice President




FIRST AMENDMENT (SPECTRASITE COMMUNICATIONS, INC.)